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                                                                    EXHIBIT 23.8

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 4, 1998 with respect to the financial statements of United States Internet, Inc. included in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-69925) and related Prospectus of OneMain.com, Inc. for the registration of 8,000,000 shares of its Common Stock.

                                          /s/ Coulter & Justus, P.C.

Knoxville, Tennessee
March 17, 1999